UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 3, 2004
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                          Poster Financial Group, Inc.
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             (Exact name of registrant as specified in its charter)


          Nevada                    333-114335               56-2370836
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(State or other jurisdiction       (Commission              (I.R.S. Employer
   of incorporation)               File Number)            Identification No.)


129 E. Fremont Street, Las Vegas, NV                             89101
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code (702) 385-7111
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01. Entry into a Material Definitive Agreement.

           On September 3, 2004, GNLV, CORP., a wholly owned subsidiary of the registrant and the owner and operator of the Golden Nugget Hotel and Casino in Las Vegas, Nevada, entered into a lease agreement with Mr. Abraham Schiff.

           Under the terms of the lease agreement, upon approval by the City of Las Vegas, Mr. Schiff has agreed to provide GNLV, CORP., for its commercial use, a portion of a "right-of-way" comprising 3,375 square feet of real property. The real property is located at 25 Fremont Street, Las Vegas, Nevada, 89101, located within 50 feet of the Golden Nugget Hotel and Casino.

           The term of the lease agreement is 35 years, with four renewal options of 16 years each. Under the terms of the lease agreement, GNLV, CORP. has the right of first refusal to purchase the real property.

           The effectiveness of the lease agreement is subject to certain closing conditions and management of GNLV, CORP. does not expect the lease agreement to become effective prior to the end of fiscal 2004.

           The foregoing is a summary of certain material provisions of the lease agreement and is qualified in its entirety by reference to the full text of the lease agreement.

           This report may contain "forward-looking statements," within the meaning of the Private Securities Litigation Reform Act of 1995, which involve known and unknown risks. Such forward-looking statements include statements as to our anticipated financial performance; the impact of competition and current economic uncertainty; the sufficiency of funds to satisfy our cash requirements through the remainder of fiscal 2004; and other statements containing words such as "believes," "anticipates," "estimates," "expects," "may," "intends" and words of similar import or statements of management's opinion. These forward-looking statements and assumptions involve known and unknown risks, uncertainties and other factors that may cause our actual results, market performance or achievements to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Important factors that could cause differences in results of operations include, but are not limited to, general economic conditions in the markets in which we operate, competition from other gaming operations, leverage, the inherent uncertainty and costs associated with litigation and governmental and regulatory investigations, licensing and other regulatory risks, and other risks disclosed in our filings with the Securities and Exchange Commission. All forward-looking statements attributable us or persons acting on our behalf apply only as of the date of this report and are expressly qualified in their entirety by the cautionary statements included in this report. We undertake no obligation to update or revise forward-looking statements to reflect events or circumstances that may arise after the date of this report.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          POSTER FINANCIAL GROUP, INC.

Date:  September 9, 2004                  By:  /s/ Joanne M. Beckett
                                              -------------------------------
                                          Name:  Joanne M. Beckett
                                          Title: Senior Vice President and
                                                 General Counsel